Fees Summary	Aug. 15, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 1,292,161,000.00
Previously Paid Amount	0.00
Total Fee Amount	197,829.85
Total Offset Amount	0.00
Net Fee	$ 197,829.85
Final Prospectus	false